Prospectus Supplement                                        223571 3/05
dated March 14, 2005 to:
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PUTNAM UTILITIES GROWTH AND INCOME FUND
Prospectuses dated February 28, 2005

The following paragraphs are inserted immediately before the paragraph entitled "Investment management teams" under the heading "Who manages the fund?":

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund.
Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St James's
Street, London, England, SW1A 1LD.